Exhibit 10.15

WAIVER AND AMENDMENT NO. 4 TO
LOAN AND SECURITY AGREEMENT

                    This WAIVER AND AMENDMENT NO. 4 TO LOAN AND SECURITY AGREEMENT (“Amendment”) is dated as of October 10, 2008, and is entered into by and between WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation (“Borrower Representative”), and GREYSTONE FUNDING CORPORATION, a Virginia corporation, successor in interest to Greystone Business Credit II, L.L.C. (“Lender”).

W I T N E S S E T H :

                    WHEREAS, Borrower Representative, Wilmington Trust Company and George Jeff Mennen as co-trustees U/A/D November 25, 1970, as amended for the benefit of John Henry Mennen (the “Mennen Trust”; and together with Borrower Representative, the “Borrowers” and each, a “Borrower”), and Lender are parties to that certain Loan and Security Agreement dated as of October 12, 2007 (as heretofore or hereinafter amended, modified and supplemented from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Loan Agreement); and

                    WHEREAS, an Event of Default exists under Section 8.1(iii) of the Loan Agreement for Borrowers’ failure to comply with the covenant in Section 3.4 of the Loan Agreement (the “Existing Event of Default”);

                    WHEREAS, Borrowers have requested that Lender waive the Existing Event of Default and Lender has agreed to waive the Existing Event of Default, subject to the terms and conditions contained herein;

                    WHEREAS, Borrowers have requested that Lender amend the Loan Agreement in certain respects as set forth herein and Lender has agreed to amend the Loan Agreement in certain respects, subject to the terms and conditions contained herein;

                    NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    1. Waiver. Subject to the satisfaction of the conditions set forth in Section 3 hereof and in reliance upon the representations and warranties set forth in this Amendment, Lender hereby waives the Existing Event of Default. The foregoing is a limited waiver and shall not constitute a waiver of any other Events of Default or Defaults that are now in existence or that may hereafter occur.

                    2. Amendment. Subject to the satisfaction of the conditions set forth in Section 3 below, and in reliance on the representations set forth in Section 4 below, the Loan

Agreement is amended by amending Schedule B of the Loan Agreement by amending and restating the definition of “Securities Accounts” in its entirety as follows:

          “Securities Accounts” shall mean those certain securities accounts with account numbers 010894-001, 010894-004, 010894-006, 010894-007 and 051095-003 located at Wilmington Trust Company, and subject at all times to control agreements in form and substance satisfactory to Lender in its sole discretion.

                    3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent, each to be in form and substance satisfactory to Lender:

                    (a) Lender shall have received a fully executed copy of that certain First Amendment to Control Agreement dated as of the date hereof by and among Lender, Wilmington Trust Company and the Mennen Trust;

                    (b) Lender shall have received a fully executed copy of the Consent and. Reaffirmation attached hereto;

                    (c) Lender shall have received each agreement, document and instrument requested by Lender in connection with this Amendment, each in form and substance satisfactory to Lender;

                    (d) Lender shall have been reimbursed for all reasonable costs, fees and expenses incurred by Lender in connection with the preparation, execution, administration or enforcement of this Amendment;

                    (e) all proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender and its legal counsel; and

                    (1) no Default or Event of Default shall have occurred and be continuing except for the Existing Event of Default.

                    4. Representations and Warranties. To induce Lender to enter into this Amendment, Borrowers, jointly and severally, represent and warrant to Lender that:

                    (a) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of each Borrower and that this Amendment has been duly executed and delivered by each Borrower;

                    (b) each of the representations and warranties set forth in Section 5 of the Loan Agreement, are true and correct in all material respects as of the date hereof (except to the extent they relate to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date);

                    (c) after giving effect to this Amendment, as of the date of this Amendment, the aggregate marked to market value of Eligible Securities in the Securities counts exceeds the lesser of (i) $42,000,000 and (ii) 117.65% of the current outstanding principal balance of the Obligations; and

                    (d) no Default or Event of Default has occurred and is continuing except for the Existing Event of Default.

                    5. Release. In consideration of the agreements of Lender contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Borrower, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and Forever discharges Lender and their successors and assigns, and their present and former shareholders, Affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Borrower or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Loan Agreement, or any of the other Loan Documents or transactions thereunder or related thereto. Each Borrower understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release. Each Borrower agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above

                    6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                    7. References. Any reference to the Loan Agreement contained in any document, instrument or Loan Agreement executed in connection with the Loan Agreement shall be deemed to be a reference to the Loan Agreement as modified by this Amendment.

                    8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

                    9. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Loan Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

                    10. Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York, without regard to conflict of laws principles that would require the application of laws other than those of the state of New York. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

[Signature Page Follows]

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

Borrower Representative:	Lender:

WAVE2WAVE COMMUNICATIONS, INC.	GREYSTONE FUNDING CORPORATION

By: /s/ [illegible signature]

By: /s/ Steven Asman	Its Authorized Signatory

Name: Steven Asman
Title: President

Signature Page to Waiver and Amendment No. 4 to Loan and Security Agreement

CONSENT AND REAFFIRMATION

                    Each of the undersigned (each a “Guarantor” and collectively the “Guarantors” hereby (i) acknowledges receipt of a copy of the foregoing Waiver and Amendment No. 4 to Loan and Security Agreement (the “Amendment”) among Wave2Wave Communications, Inc., a Delaware corporation and Greystone Funding Corporation; (ii) consents to Borrower’s execution and delivery of the Amendment and (iii) reaffirms its obligations under the Corporate Guaranty dated as of October 12, 2007 (the “Guaranty”) and the other loan documents executed in connection therewith. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Lender has no obligation to inform Guarantors of such matters in the future or to seek Guarantors’ acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

                    Each of the undersigned further agrees that after giving effect to the Amendment, the Guaranty shall remain in full force and effect.

Signature Page to Waiver and Amendment No. 4 to Loan and Security Agreement

                    IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

WAVE2WAVE VOIP COMMUNICATIONS, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

WAVE2WAVE DATA COMMUNICATIONS, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

WAVE2WAVECOMMUNICATIONSMID-WEST
REGION, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: CFO

RNK, INC.

By: /s/ Eric Mann

Name: Eric Mann

Title: Secretary

RNK VA, LLC

By: /s/ Eric Mann

Name: Eric Mann

Title: Secretary

Consent and Reaffirmation to Waiver and Amendment No. 4 to Loan and Security Agreement